UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2003

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13531 (Commission File Number)	75-2721454 (I.R.S. Employer Identification Number)

2001 Ross Avenue Suite 3400 Dallas, Texas (Address of principal executive offices)		75201 (Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

On March 31, 2003, Trammell Crow Company issued a press release announcing revisions to its previously announced financial results for the quarter and year ended December 31, 2002.  A copy of this press release is being furnished as an exhibit to this report on Form 8-K.  The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.

Item 7.  Financial Statements and Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated March 31, 2003
99.2	Statements of Operations for the Years and Three Months Ended December 31, 2002 and 2001
99.3	Statements of Income, as adjusted, for the Years and Three Months Ended December 31, 2002 and 2001
99.4	Balance Sheet as of December 31, 2002 and 2001
99.5	Summarized Operating Data by Segment for the Years and Three Months Ended December 31, 2002 and 2001
99.6	Summarized Operating Data by Segment, as adjusted, for the Years and Three Months Ended December 31, 2002 and 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: April 1, 2003	By: /s/ J. CHRISTOPHER KIRK
J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release dated March 31, 2003
99.2	Statements of Operations for the Years and Three Months Ended December 31, 2002 and 2001
99.3	Statements of Income, as adjusted, for the Years and Three Months Ended December 31, 2002 and 2001
99.4	Balance Sheet as of December 31, 2002 and 2001
99.5	Summarized Operating Data by Segment for the Years and Three Months Ended December 31, 2002 and 2001
99.6	Summarized Operating Data by Segment, as adjusted, for the Years and Three Months Ended December 31, 2002 and 2001